Exhibit (10)(b)

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 14 to the Form N-4 Registration Statement of Allstate Life Insurance Company of New York (File No. 33-35445).



FREEDMAN, LEVY, KROLL & SIMONDS

Washington, DC
April 15, 1998